United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-3266

(Investment Company Act File Number)

Federated Government Income Securities, Inc.

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 02/29/2012

Date of Reporting Period: 02/29/2012

Item 1. Reports to Stockholders

Annual Shareholder Report
February 29, 2012

Share Class	Ticker
A	FGOAX
B	FGOBX
C	FGOCX
F	FGOIX

Federated Government Income Securities, Inc.

Fund Established 1986

Dear Valued Shareholder,

I am pleased to present the Annual Shareholder Report for your fund covering the period from March 1, 2011 through February 29, 2012. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.

In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.

Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.

Sincerely,

J. Christopher Donahue, President

Not FDIC Insured May Lose Value No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)

The Fund's total return, based on net asset value, for the 12-month reporting period ended February 29, 2012, was 6.08% for the Class A Shares, 5.18% for the Class B Shares, 5.16% for the Class C Shares and 5.98% for the Class F Shares. The Fund's custom benchmark (“Blended Index”), which consists of a 60%/40% blend of the Barclays Mortgage-Backed Securities Index and Barclays Government Index,1 respectively, returned 7.40% during the same reporting period. The Fund's total return reflected actual cash flows, transaction costs and other expenses not reflected in the total return of the Blended Index.

The following discussion will focus on the performance of the Fund's Class A Shares. The 6.08% total return for the Class A Shares consisted of 3.07% in taxable income and 3.01% in appreciation in the net asset value of the shares.

During the reporting period, the most significant factors affecting the Fund's performance were: (a) duration;2 (b) sector allocation; and (c) yield curve.

MARKET OVERVIEW

During the reporting period, Treasury yields declined appreciably. Initially, rates were driven downward due to concerns of soft growth; however, rates remained repressed even as growth rebounded due to central bank actions and continued eurozone concerns. Waves of unrest swept over the Middle Eastern region of the world in spring 2011, toppling long-entrenched rulers and governments in Tunisia, Egypt, Yemen and Libya while raising uncertainty over what forms of government would follow the deposed regimes. Not surprisingly, oil prices spiked to a multi-year high due to potential energy supply disruptions from the Middle East, which contains over one-half of the world's oil reserves.

The natural disaster in Japan exacted a massive human toll while disrupting economic supply chains worldwide. Companies across the globe were impacted by production losses from quake-damaged Japanese suppliers, leading to reduced output. In addition to the natural disaster, concerns of governmental fiscal disasters grew.

The risk of selected European sovereign defaults grew along with their burgeoning debt levels. The spillover effect on European banks and financial system risk caused investors to flee to the safety of U.S. Treasury securities. Multiple government policy summits convened as European policy makers sought an elusive resolution. Yields rose for many European governments as investor willingness to finance deeply indebted nations ebbed. Ultimately, central banks acted across the globe to increase liquidity and reduce near-term default risk.

The European Central Bank initiated a long-term refinancing operation which offered banks access to capital at a very low cost of capital in order to support funding of government debt. In the U.S., the Federal Reserve (the “Fed”) commenced “Operation Twist” which entails the sale of short-maturity Treasuries and the simultaneous purchase of long-term Treasury debt in an attempt to repress Treasury yields. Combined with mortgage-backed security (MBS) purchases financed with paydowns from the Fed's MBS portfolio, the Fed aimed to maintain market yields at historically low rates.

Annual Shareholder Report

Economic growth showed marked improvement during the period as employment growth posted notable gains and the unemployment rate fell from 8.9% to 8.3%. The U.S. economy added over two million jobs during the period as the pace of hiring increased. Despite the positive trend, Treasury yields remained near historical lows. Specifically, 10-year Treasury yields decreased 146 basis points while the 2-year Treasury yield fell 39 basis points.3

DURATION

Portfolio interest rate sensitivity was maintained below that of the Blended Index based on expectations for better economic performance accompanied by higher Treasury market yields. Although growth accelerated, rates declined during the period. As Treasury yields fell, the Fund's capital gains lagged that of the Blended Index due to the below-benchmark effective duration. Duration strategy, therefore, acted as a drag on Fund performance.

sector allocation

For a majority of the period, Treasury securities were underweighted relative to the Blended Index with assets deployed to the MBS sector. The MBS overweight consisted of agency and non-agency MBS as well as commercial mortgage-backed securities (CMBS). Although CMBS posted strong performance, both agency and non-agency MBS lagged similar duration Treasury securities, negating the positive contribution of CMBS.4 Overall, sector allocation negatively contributed to Fund performance.

YIELD CURVE

Yield curve strategy incorporated the forecast of a flatter yield curve. Specifically, the portfolio was designed to benefit under a scenario where the yield differential between 2-year and 10-year Treasury yields compressed. In fact, the yield differential did decrease, as the 2- to 10-year Treasury yield spread contracted from 275 to 168 basis points. Yield curve strategy positively contributed to Fund performance.

1	Barclays Capital changed the name of “Barclays Capital Mortgage-Backed Securities Index” and “Barclays Capital Government Index” to “Barclays Mortgage-Backed Securities Index” and “Barclays Government Index,” respectively. The Barclays Mortgage-Backed Securities Index is an unmanaged index composed of all fixed-income security mortgage pools by GNMA, FNMA and the FHLMC, including GNMA Graduated Payment Mortgages. The Barclays Government Index is a market value weighted index of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more. The indices are unmanaged, and it is not possible to invest directly in an index. The Fund's investment adviser calculates the Blended Index.
2	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than other securities of shorter durations.
3	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.
4	The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT

The Average Annual Total Return table below shows returns for each class averaged over the stated periods. The graphs below illustrate the hypothetical investment of $10,0001 in the Federated Government Income Securities, Inc. (the “Fund”) from February 28, 2002 to February 29, 2012, compared to the Bank of America Merrill Lynch 5-Year Treasury Index (BAML5T),2 a broad-based securities market index, the Lipper General U.S. Government Funds Average (LGUSGFA), an average of funds with similar investment objectives, and a custom blended index (BMBGS) comprised of 60% Barclays Mortgage-Backed Securities Index (BMBSI) and 40% Barclays Government Index (BGI).2

Average Annual Total Returns for the Period Ended February 29, 2012

(returns reflect all applicable sales charges and contingent deferred sales charge as specified below in footnote #1)

Share Class	1 Year	5 Years	10 Years
Class A Shares	1.34%	3.80%	4.08%
Class B Shares	(0.32)%	3.62%	3.93%
Class C Shares	4.16%	3.96%	3.78%
Class F Shares	3.94%	4.54%	4.45%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Annual Shareholder Report

Growth of a $10,000 Investment – class a shares

  Total returns shown include the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).

Growth of a $10,000 Investment – class b shares

  Total returns shown include the maximum contingent deferred sales charge of 5.50%, as applicable.

Annual Shareholder Report

Growth of a $10,000 Investment – class c shares

  Total returns shown include the maximum contingent deferred sales charge of 1.00%, as applicable.

Growth of a $10,000 Investment – class f shares

  Total returns shown include the maximum sales charge of 1.00% and the 1.00% contingent deferred sales charge, as applicable.

Annual Shareholder Report

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the applicable sales charge: For Class A Shares, the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from purchase date; for Class F Shares, the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and a contingent deferred sales charge of 1.00% on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The BAML5T, BMBGS and the LGUSGFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.
2	Barclays Capital changed the name of “Barclays Capital Mortgage-Backed Securities Index” and “Barclays Capital Government Index” to “Barclays Mortgage-Backed Securities Index” and “Barclays Government Index,” respectively. The BAML5T and the BMBGS are not adjusted to reflect taxes, sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The LGUSGFA represents the average of total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The BMBGS is a weighted index that combines components of the BMBSI and BGI. Figures shown for the index assume a constant weighting of 60% BMBSI and 40% BGI throughout the reporting period. BAML5T index is an unmanaged index designed to track the total return of the current coupon five-year U.S. Treasury bond. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index or average.

Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)

At February 29, 2012, the Fund's portfolio composition1 was as follows:

Type of Investments	Percentage of Total Net Assets
U.S. Government Agency Mortgage-Backed Securities	71.4%
Non-Agency Mortgage-Backed Securities	13.7%
U.S. Treasury Securities	11.2%
U.S. Government Agency Securities	5.8%
Derivative Contracts[2,3]	(0.0)%
Dollar-Roll Collateral[4]	5.8%
Securities Lending Collateral[5]	0.3%
Other Assets and Liabilities — Net[6]	(8.2)%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
2	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative Contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
3	Represents less than 0.1%.
4	Includes repurchase agreements purchased with cash collateral or proceeds received in dollar-roll transactions, as well as cash covering when-issued and delayed delivery transactions.
5	Represents cash collateral received from portfolio securities on loan which are invested in short-term investments such as repurchase agreements or money market mutual funds.
6	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments

February 29, 2012

Principal Amount			Value
		U.S. Treasury – 11.2%
		U.S. Treasury Bonds – 4.5%
$4,000,000		3.750%, 8/15/2041	4,535,000
3,750,000		4.375%, 5/15/2040	4,713,281
6,250,000		6.000%, 2/15/2026	8,877,930
		TOTAL	18,126,211
		U.S. Treasury Notes – 6.7%
5,000,000		0.875%, 12/31/2016	5,009,718
4,500,000	[1]	1.125%, 12/15/2012	4,533,223
4,000,000		2.250%, 5/31/2014	4,170,904
5,500,000		2.625%, 6/30/2014	5,791,289
3,000,000		2.750%, 2/15/2019	3,277,031
4,000,000	[2]	3.125%, 5/15/2021	4,441,406
		TOTAL	27,223,571
		TOTAL U.S. TREASURY (IDENTIFIED COST $41,370,469)	45,349,782
		GOVERNMENT AGENCIES – 5.8%
		Federal Home Loan Mortgage Corporation – 5.8%
7,000,000		2.375%, 1/13/2022	6,998,404
13,000,000		3.000%, 7/28/2014	13,791,127
2,500,000		5.625%, 11/23/2035	2,806,869
		TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $22,424,450)	23,596,400
		Mortgage-Backed Securities – 53.2%
		Federal Home Loan Mortgage Corporation – 25.8%
7,000,000	[3]	3.500%, 3/1/2042	7,218,855
13,500,000	[3]	4.000%, 3/1/2042	14,161,658
29,005,833		4.500%, 4/1/2024 - 4/1/2041	30,794,276
22,870,482		5.000%, 7/1/2019 - 7/1/2040	24,644,117
18,308,862		5.500%, 4/1/2021 - 9/1/2038	19,921,556
1,328,139		6.000%, 4/1/2036	1,467,562
5,345,841		7.000%, 9/1/2030 - 4/1/2032	6,081,622
166,496		7.500%, 6/1/2012 - 12/1/2015	178,325
228,906		8.000%, 2/1/2031	272,304
		TOTAL	104,740,275
Annual Shareholder Report

Principal Amount			Value
		Federal National Mortgage Association – 27.1%
$19,238,156	[3]	3.500%, 1/1/2021 - 3/1/2042	20,165,040
21,861,839	[3]	4.000%, 8/1/2040 - 3/1/2042	23,023,878
27,875,757		4.500%, 12/1/2019 - 12/1/2041	29,786,972
5,105,004		5.000%, 12/1/2023 - 7/1/2034	5,512,298
14,963,682		5.500%, 9/1/2034 - 4/1/2036	16,323,555
12,345,344		6.000%, 5/1/2016 - 11/1/2037	13,613,590
409,746		7.000%, 1/1/2031 - 3/1/2032	468,899
863,016		7.500%, 7/1/2028 - 2/1/2030	1,015,071
151,134		8.000%, 2/1/2030 - 1/1/2031	180,607
		TOTAL	110,089,910
		Government National Mortgage Association – 0.3%
115,359		5.500%, 12/20/2014 - 5/20/2018	124,997
68,748		6.000%, 12/15/2013 - 5/15/2024	74,647
25,817		6.500%, 9/15/2013 - 5/20/2016	27,077
149,377		7.000%, 4/20/2016 - 10/15/2028	171,090
140,993		7.500%, 7/15/2029 - 1/15/2031	165,389
22,937		8.000%, 6/15/2017	25,570
84,100		8.500%, 12/15/2029 - 2/15/2030	100,281
180,807		10.500%, 3/15/2016	200,862
106,088		11.000%, 7/15/2013 - 10/15/2019	121,517
188,299		12.000%, 11/15/2012 - 1/15/2016	202,234
73,788		12.500%, 10/15/2013 - 5/15/2015	79,560
8,673		13.000%, 11/15/2014	9,491
		TOTAL	1,302,715
		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $204,653,596)	216,132,900
		Collateralized Mortgage Obligations – 22.6%
1,027,208		Credit Suisse Mortgage Capital Certificate 2007-4, Class 4A2, 5.500%, 6/25/2037	848,143
3,619,346	[4]	Federal Home Loan Mortgage Corp. REMIC 3160 FD, 0.579%, 5/15/2036	3,613,908
1,645,733	[4]	Federal Home Loan Mortgage Corp. REMIC 3175 FE, 0.559%, 6/15/2036	1,642,088
829,335	[4]	Federal Home Loan Mortgage Corp. REMIC 3206 FE, 0.649%, 8/15/2036	830,276
1,924,426		Federal Home Loan Mortgage Corp. REMIC 3331 FC, 0.679%, 6/15/2037	1,927,844
5,105,017		Federal Home Loan Mortgage Corp. REMIC K010 A1, 3.320%, 7/25/2020	5,477,623
Annual Shareholder Report

Principal Amount			Value
$8,000,000		Federal Home Loan Mortgage Corp. REMIC K015 A2, 3.230%, 7/25/2021	8,410,612
8,000,000		Federal Home Loan Mortgage Corp. REMIC K016 A2, 2.968%, 10/25/2021	8,241,677
5,500,000		Federal Home Loan Mortgage Corp. REMIC K703 A2, 2.699%, 5/25/2018	5,741,481
4,140,000		Federal Home Loan Mortgage Corp. REMIC K704 A2, 2.412%, 8/25/2018	4,247,221
587,567	[4]	Federal National Mortgage Association REMIC 2005-63 FC, 0.494%, 10/25/2031	584,613
2,024,543	[4]	Federal National Mortgage Association REMIC 2006-104 FY, 0.584%, 11/25/2036	2,022,936
1,375,731	[4]	Federal National Mortgage Association REMIC 2006-43 FL, 0.644%, 6/25/2036	1,377,467
2,696,899	[4]	Federal National Mortgage Association REMIC 2006-58 FP, 0.544%, 7/25/2036	2,691,566
2,202,622	[4]	Federal National Mortgage Association REMIC 2006-81 FB, 0.594%, 9/25/2036	2,201,237
981,729	[4]	Federal National Mortgage Association REMIC 2006-93 FM, 0.624%, 10/25/2036	981,209
5,025,255		Federal National Mortgage Association REMIC 2010-M6 A1, 2.210%, 9/25/2020	5,125,920
8,000,000		Federal National Mortgage Association REMIC 2011-M7 A2, 2.578%, 9/25/2018	8,275,467
3,300,000		Federal National Mortgage Association REMIC 2011-M8 A2, 2.922%, 8/25/2021	3,362,455
6,964,754		Federal National Mortgage Association REMIC 2012-M1 A1, 1.811%, 10/25/2021	7,000,513
1,743,951		First Horizon Alternative Mortgage Securities 2005-FA7, Class 2A1, 5.000%, 9/25/2020	1,639,461
2,464,318		Lehman Mortgage Trust 2007-9, Class 1A1, 6.000%, 10/25/2037	2,208,827
682,282		Sequoia Mortgage Trust 2010-H1, Class A1, 3.750%, 2/25/2040	684,077
1,991,187		Sequoia Mortgage Trust 2011-1, Class A1, 4.125%, 2/25/2041	2,003,097
3,557,275		Sequoia Mortgage Trust 2011-2, Class A1, 3.900%, 9/25/2041	3,633,119
3,222,043		Sequoia Mortgage Trust 2012-1, Class 2A1, 3.474%, 1/25/2042	3,225,622
3,041,552		Structured Asset Securities Corp. 2005-17, Class 5A1, 5.500%, 10/25/2035	2,640,620
1,514,988	[4]	Washington Mutual 2006-AR1, Class 2A1B, 1.252%, 1/25/2046	885,437
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $91,404,092)	91,524,516
Annual Shareholder Report

Principal Amount			Value
		Commercial Mortgage-Backed Securities – 9.3%
		Commercial Mortgage – 9.3%
$3,826,018	[5,6]	Commercial Mortgage Pass-Through Certificates 2010-C1, Class A1, 3.156%, 7/10/2046	3,963,639
3,500,000	[5,6]	DBUBS Mortgage Trust 2011-LC2A, Class A2, 3.386%, 7/10/2044	3,643,532
3,401,204	[5,6]	GS Mortgage Securities Corp. 2010-C2, Class A1, 3.849%, 12/10/2043	3,597,736
3,379,509	[5,6]	JP Morgan Chase Commercial Mortgage Securities 2010-C1, Class A1, 3.853%, 6/15/2043	3,558,056
3,184,417	[5,6]	JP Morgan Chase Commercial Mortgage Securities 2010-C2, Class A1, 2.749%, 11/15/2043	3,258,688
3,000,000	[5,6]	JP Morgan Chase Commercial Mortgage Securities 2011-C4, Class A2, 3.341%, 7/15/2046	3,134,087
6,733,521		NCUA Guaranteed Notes 2010-C1, Class A1, 1.600%, 10/29/2020	6,748,311
5,000,000		UBS-Citigroup Commercial Mortgage Trust 2011-C1, Class A2, 2.804%, 1/10/2045	5,130,193
2,000,000	[5,6]	WF-RBS Commercial Mortgage Trust 2011-C3, Class A2, 3.292%, 3/15/2044	2,095,751
2,605,990	[5,6]	Wells Fargo Commercial Mortgage Trust 2010-C1, Class A1, 3.349%, 11/15/2043	2,728,657
		TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $37,076,104)	37,858,650
		Repurchase Agreements – 6.1%
7,941,000		Interest in $4,480,000,000 joint repurchase agreement 0.20%, dated 02/29/2012 under which Bank of America, N.A. will repurchase securities provided as collateral for $4,480,024,889 on 3/1/2012. The securities provided as collateral at the end of the period were U.S. Government Agency securities with various maturities to 7/25/2041 and the market value of those underlying securities was $4,601,608,962.	7,941,000
15,863,000	[7]	Interest in $552,850,000 joint repurchase agreement 0.19%, dated 2/13/2012 under which Deutsche Bank Securities, Inc. will repurchase securities provided as collateral for $552,931,699 on 3/12/2012. The securities provided as collateral at the end of the period were U.S. Government Agency securities with various maturities to 8/1/2041 and the market value of those underlying securities was $563,957,596.	15,863,000
Annual Shareholder Report

Principal Amount		Value
$1,210,438	Interest in $4,480,000,000 joint repurchase agreement 0.20%, dated 02/29/2012 under which Bank of America, N.A. will repurchase securities provided as collateral for $4,480,024,889 on 3/1/2012. The securities provided as collateral at the end of the period were U.S. Government Agency securities with various maturities to 7/25/2041 and the market value of those underlying securities was $4,601,608,962 (purchased with proceeds from securities lending collateral).	1,210,438
	TOTAL REPURCHASE AGREEMENTS (AT COST)	25,014,438
	TOTAL INVESTMENTS — 108.2% (IDENTIFIED COST $421,943,149)[8]	439,476,686
	OTHER ASSETS AND LIABILITIES - NET — (8.2)%[9]	(33,374,642)
	TOTAL NET ASSETS — 100%	$406,102,044

At February 29, 2012, the Fund had the following outstanding futures contracts:

Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Depreciation
[10] U.S. Treasury Bond 30-Year Short Futures	50	7,082,813	June 2012	$(42,742)
[10] U.S. Treasury Note 10-Year Short Futures	75	9,821,484	June 2012	$(14,250)
UNREALIZED DEPRECIATION ON FUTURES CONTRACTS				$(56,992)

Unrealized Depreciation on Futures Contracts is included in “Other Assets and Liabilities-Net.”

1	Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding short futures contracts.
2	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
3	All or a portion of these To Be Announced Securities (TBAs) are subject to dollar-roll transactions.
4	All or a portion of these securities are segregated pending settlement of dollar-roll transactions.
5	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At February 29, 2012, these restricted securities amounted to $25,980,146, which represented 6.4% of total net assets.
6	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Directors (the “Directors”). At February 29, 2012, these liquid restricted securities amounted to $25,980,146, which represented 6.4% of total net assets.
7	Although the repurchase date is more than seven days after the date of purchase, the Fund has the right to terminate the repurchase agreement at any time with seven-days' notice.
8	The cost of investments for federal tax purposes amounts to $420,043,232.
9	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
10	Non-income producing security.

Note: The categories of investments are shown as a percentage of total net assets at February 29, 2012.

Annual Shareholder Report

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of February 29, 2012, in valuing the Fund's assets carried at fair value:

Valuation Inputs
	Level 1 — Quoted Prices and Investments in Mutual Funds	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Debt Securities:
U.S. Treasury	$ —	$45,349,782	$ —	$45,349,782
Government Agencies	—	23,596,400		23,596,400
Mortgage-Backed Securities	—	216,132,900		216,132,900
Collateralized Mortgage Obligations	—	91,524,516		91,524,516
Commercial Mortgaged-Backed Securities	—	37,858,650	—	37,858,650
Repurchase Agreements	—	25,014,438	—	25,014,438
TOTAL SECURITIES	$ —	$439,476,686	$ —	$439,476,686
OTHER FINANCIAL INSTRUMENTS*	$(56,992)	$ —	$ —	$(56,992)

* Other financial instruments include futures contracts.

The following acronym is used throughout this portfolio:

REMIC	— Real Estate Mortgage Investment Conduit

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended February 28 or 29	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$8.97	$8.95	$8.79	$9.02	$8.81
Income From Investment Operations:
Net investment income	0.24[1]	0.25[1]	0.30[1]	0.34[1]	0.41
Net realized and unrealized gain (loss) on investments and futures contracts	0.30	0.04	0.19	(0.19)	0.20
TOTAL FROM INVESTMENT OPERATIONS	0.54	0.29	0.49	0.15	0.61
Less Distributions:
Distributions from net investment income	(0.27)	(0.27)	(0.33)	(0.38)	(0.40)
Net Asset Value, End of Period	$9.24	$8.97	$8.95	$8.79	$9.02
Total Return[2]	6.08%	3.28%	5.69%	1.74%	7.16%
Ratios to Average Net Assets:
Net expenses	0.99%	0.99%	0.99%	0.98%	0.99%
Net investment income	2.62%	2.81%	3.34%	3.91%	4.48%
Expense waiver/reimbursement[3]	0.13%	0.13%	0.18%	0.27%	0.52%
Supplemental Data:
Net assets, end of period (000 omitted)	$85,522	$85,368	$80,867	$89,223	$101,931
Portfolio turnover	151%	116%	175%	160%	224%
Portfolio turnover (excluding purchases and sales from dollar-roll transactions)	53%	38%	53%	24%	58%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended February 28 or 29	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$8.95	$8.92	$8.76	$8.99	$8.79
Income From Investment Operations:
Net investment income	0.17[1]	0.19[1]	0.23[1]	0.27[1]	0.32
Net realized and unrealized gain (loss) on investments and futures contracts	0.29	0.04	0.20	(0.19)	0.21
TOTAL FROM INVESTMENT OPERATIONS	0.46	0.23	0.43	0.08	0.53
Less Distributions:
Distributions from net investment income	(0.20)	(0.20)	(0.27)	(0.31)	(0.33)
Net Asset Value, End of Period	$9.21	$8.95	$8.92	$8.76	$8.99
Total Return[2]	5.18%	2.61%	4.91%	0.96%	6.24%
Ratios to Average Net Assets:
Net expenses	1.75%	1.75%	1.75%	1.75%	1.75%
Net investment income	1.88%	2.05%	2.58%	3.13%	3.72%
Expense waiver/reimbursement[3]	0.12%	0.12%	0.12%	0.16%	0.27%
Supplemental Data:
Net assets, end of period (000 omitted)	$10,324	$15,820	$26,046	$35,383	$39,066
Portfolio turnover	151%	116%	175%	160%	224%
Portfolio turnover (excluding purchases and sales from dollar-roll transactions)	53%	38%	53%	24%	58%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended February 28 or 29	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$8.98	$8.95	$8.79	$9.03	$8.82
Income From Investment Operations:
Net investment income	0.17[1]	0.19[1]	0.23[1]	0.27[1]	0.34
Net realized and unrealized gain (loss) on investments and futures contracts	0.29	0.04	0.20	(0.20)	0.21
TOTAL FROM INVESTMENT OPERATIONS	0.46	0.23	0.43	0.07	0.55
Less Distributions:
Distributions from net investment income	(0.20)	(0.20)	(0.27)	(0.31)	(0.34)
Net Asset Value, End of Period	$9.24	$8.98	$8.95	$8.79	$9.03
Total Return[2]	5.16%	2.61%	4.89%	0.86%	6.36%
Ratios to Average Net Assets:
Net expenses	1.75%	1.75%	1.75%	1.75%	1.74%
Net investment income	1.86%	2.05%	2.58%	3.11%	3.73%
Expense waiver/reimbursement[3]	0.12%	0.12%	0.12%	0.16%	0.27%
Supplemental Data:
Net assets, end of period (000 omitted)	$18,466	$17,693	$23,286	$24,581	$18,892
Portfolio turnover	151%	116%	175%	160%	224%
Portfolio turnover (excluding purchases and sales from dollar-roll transactions)	53%	38%	53%	24%	58%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Class F Shares

(For a Share Outstanding Throughout Each Period)

Year Ended February 28 or 29	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$8.96	$8.93	$8.77	$9.01	$8.80
Income From Investment Operations:
Net investment income	0.24[1]	0.25[1]	0.30[1]	0.35[1]	0.40
Net realized and unrealized gain (loss) on investments and futures contracts	0.29	0.05	0.19	(0.21)	0.21
TOTAL FROM INVESTMENT OPERATIONS	0.53	0.30	0.49	0.14	0.61
Less Distributions:
Distributions from net investment income	(0.27)	(0.27)	(0.33)	(0.38)	(0.40)
Net Asset Value, End of Period	$9.22	$8.96	$8.93	$8.77	$9.01
Total Return[2]	5.98%	3.40%	5.70%	1.62%	7.17%
Ratios to Average Net Assets:
Net expenses	0.99%	0.99%	0.99%	0.99%	0.99%
Net investment income	2.62%	2.81%	3.34%	3.90%	4.48%
Expense waiver/reimbursement[3]	0.13%	0.13%	0.12%	0.17%	0.27%
Supplemental Data:
Net assets, end of period (000 omitted)	$291,790	$304,990	$333,922	$347,067	$389,053
Portfolio turnover	151%	116%	175%	160%	224%
Portfolio turnover (excluding purchases and sales from dollar-roll transactions)	53%	38%	53%	24%	58%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Assets and Liabilities

February 29, 2012

Assets:
Total investments in securities, at value including $1,123,354 of securities loaned (identified cost $421,943,149)		$439,476,686
Cash		44,104
Income receivable		1,358,200
Receivable for investments sold		5,635,112
Receivable for shares sold		311,679
Receivable for daily variation margin		68,750
TOTAL ASSETS		446,894,531
Liabilities:
Payable for investments purchased	$38,603,579
Payable for shares redeemed	425,416
Payable for collateral due to broker for securities lending	1,210,438
Income distribution payable	319,676
Payable to adviser (Note 5)	356
Payable for Directors'/Trustees' fees	965
Payable for distribution services fee (Note 5)	17,221
Payable for shareholder services fee (Note 5)	83,155
Accrued expenses	131,681
TOTAL LIABILITIES		40,792,487
Net assets for 44,014,830 shares outstanding		$406,102,044
Net Assets Consist of:
Paid-in capital		$402,848,537
Net unrealized appreciation of investments and futures contracts		17,476,545
Accumulated net realized loss on investments and futures contracts		(14,313,300)
Undistributed net investment income		90,262
TOTAL NET ASSETS		$406,102,044
Annual Shareholder Report

Statement of Assets and Liabilities — continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($85,521,720 ÷ 9,256,360 shares outstanding), $0.001 par value, 500,000,000 shares authorized	$9.24
Offering price per share (100/95.50 of $9.24)	$9.68
Redemption proceeds per share	$9.24
Class B Shares:
Net asset value per share ($10,324,372 ÷ 1,120,800 shares outstanding), $0.001 par value, 500,000,000 shares authorized	$9.21
Offering price per share	$9.21
Redemption proceeds per share (94.50/100 of $9.21)	$8.70
Class C Shares:
Net asset value per share ($18,466,354 ÷ 1,997,577 shares outstanding), $0.001 par value, 500,000,000 shares authorized	$9.24
Offering price per share	$9.24
Redemption proceeds per share (99.00/100 of $9.24)	$9.15
Class F Shares:
Net asset value per share ($291,789,598 ÷ 31,640,093 shares outstanding), $0.001 par value, 500,000,000 shares authorized	$9.22
Offering price per share (100/99.00 of $9.22)	$9.31
Redemption proceeds per share (99.00/100 of $9.22)	$9.13

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Operations

Year Ended February 29, 2012

Investment Income:
Interest (including income on securities loaned of $7,159)			$14,879,662
Expenses:
Investment adviser fee (Note 5)		$2,468,437
Administrative fee (Note 5)		321,175
Custodian fees		32,410
Transfer and dividend disbursing agent fees and expenses		421,614
Directors'/Trustees' fees		12,377
Auditing fees		23,524
Legal fees		7,155
Portfolio accounting fees		170,492
Distribution services fee (Note 5)		219,507
Shareholder services fee (Note 5)		1,008,000
Account administration fee (Note 2)		1,684
Share registration costs		60,998
Printing and postage		44,352
Insurance premiums		4,447
Taxes		29,880
Miscellaneous		10,702
TOTAL EXPENSES		4,836,754
Waivers and Reimbursement (Note 5):
Waiver of investment adviser fee	$(493,751)
Waiver of administrative fee	(8,095)
Reimbursement of shareholder services fee	(20,827)
TOTAL WAIVERS AND REIMBURSEMENT		(522,673)
Net expenses			4,314,081
Net investment income			10,565,581
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain on investments			9,551,834
Net realized gain on futures contracts			57,652
Net change in unrealized appreciation of investments			3,735,724
Net change in unrealized depreciation of futures contracts			(56,992)
Net realized and unrealized gain on investments and futures contracts			13,288,218
Change in net assets resulting from operations			$23,853,799

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended February 29 or 28	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income	$10,565,581	$12,423,336
Net realized gain on investments and futures contracts	9,609,486	3,453,922
Net change in unrealized appreciation/depreciation of investments and futures contracts	3,678,732	(1,129,530)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	23,853,799	14,747,728
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(2,485,757)	(2,606,833)
Class B Shares	(256,571)	(485,278)
Class C Shares	(380,256)	(467,194)
Class F Shares	(8,747,985)	(9,704,084)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(11,870,569)	(13,263,389)
Share Transactions:
Proceeds from sale of shares	33,497,880	45,146,704
Net asset value of shares issued to shareholders in payment of distributions declared	7,366,210	7,871,156
Cost of shares redeemed	(70,616,141)	(94,753,280)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(29,752,051)	(41,735,420)
Change in net assets	(17,768,821)	(40,251,081)
Net Assets:
Beginning of period	423,870,865	464,121,946
End of period (including undistributed net investment income of $90,262 and $19,821, respectively)	$406,102,044	$423,870,865

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Notes to Financial Statements

February 29, 2012

1. ORGANIZATION

Federated Government Income Securities, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class F Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide current income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Directors.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), which approximates market value.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
  For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Annual Shareholder Report

Fair Valuation and Significant Events Procedures

The Directors have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.

The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Directors.

Repurchase Agreements

The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

Annual Shareholder Report

The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Positive or negative inflation adjustments on Treasury Inflation-Protected Securities (TIPS) are included in interest income. Distributions of net investment income are declared and paid monthly. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares and Class F Shares may bear distribution services fees, shareholder services fees and account administration fees unique to those classes. For the year ended February 29, 2012, account administration fees for the Fund were as follows:

Account Administration Fees Incurred
Class A Shares	$297
Class F Shares	1,387
TOTAL	$1,684

Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization/Paydown Gains and Losses

All premiums and discounts on fixed-income securities, other than mortgage-backed securities, are amortized/accreted using the effective interest rate method. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended February 29, 2012, the Fund did not have a liability for any uncertain tax positions. The Fund Annual Shareholder Report recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of February 29, 2012, tax years 2009 through 2012 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.

Other Taxes

As an open-end management investment company incorporated in the state of Maryland but domiciled in the Commonwealth of Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

The Fund may transact in To Be Announced Securities (TBAs). As with other delayed delivery transactions, a seller agrees to issue TBAs at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms such as issuer, interest rate and terms of underlying mortgages. The Fund records TBAs on the trade date utilizing information associated with the specified terms of the transaction as opposed to the specific mortgages. TBAs are marked to market daily and begin earning interest on the settlement date. Losses may occur due to the fact that the actual underlying mortgages received may be less favorable than those anticipated by the Fund.

Dollar-Roll Transactions

The Fund engages in dollar-roll transactions in which the Fund sells mortgage-backed securities with a commitment to buy similar (same type, coupon and maturity), but not identical mortgage-backed securities on a future date. Both securities involved are TBA mortgage-backed securities. The Fund treats dollar-roll transactions as purchases and sales. Dollar-rolls are subject to interest rate risks and credit risks.

Futures Contracts

The Fund purchases and sells financial futures contracts to manage cash flows, enhance yield and manage duration to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Annual Shareholder Report

Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.

The average notional value of short futures contracts held by the Fund throughout the period was $2,063,311. This is based on amounts held as of each month-end throughout the fiscal period.

Additional Disclosure Related to Derivative Instruments

Fair Value of Derivative Instruments
Asset
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Receivable for daily variation margin	$(56,992)*
*	Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 29, 2012

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income	Futures
Interest rate contracts	$57,652
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income	Futures
Interest rate contracts	$(56,992)

Securities Lending

The Fund participates in a securities lending program providing for the lending of government securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in an affiliated money market fund or in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund's securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates.

Annual Shareholder Report

As of February 29, 2012, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$1,123,354	$1,210,438

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. CAPITAL STOCK

The following tables summarize capital stock activity:

Year Ended February 28 or 29	2012		2011
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	2,366,027	$21,600,110	3,191,291	$28,921,977
Shares issued to shareholders in payment of distributions declared	223,787	2,046,422	229,028	2,072,431
Shares redeemed	(2,846,213)	(25,952,718)	(2,944,730)	(26,603,448)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(256,399)	$(2,306,186)	475,589	$4,390,960
Year Ended February 28 or 29	2012		2011
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	242,965	$2,225,954	337,640	$3,045,556
Shares issued to shareholders in payment of distributions declared	24,018	218,713	45,310	408,681
Shares redeemed	(914,219)	(8,297,793)	(1,533,992)	(13,848,072)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(647,236)	$(5,853,126)	(1,151,042)	$(10,393,835)
Year Ended February 28 or 29	2012		2011
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	431,459	$3,962,960	506,712	$4,585,457
Shares issued to shareholders in payment of distributions declared	31,344	286,829	37,009	334,935
Shares redeemed	(435,606)	(3,971,643)	(1,174,128)	(10,597,729)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	27,197	$278,146	(630,407)	$(5,677,337)
Annual Shareholder Report

Year Ended February 28 or 29	2012		2011
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	620,701	$5,708,856	948,341	$8,593,714
Shares issued to shareholders in payment of distributions declared	527,445	4,814,246	559,881	5,055,109
Shares redeemed	(3,553,268)	(32,393,987)	(4,841,385)	(43,704,031)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(2,405,122)	$(21,870,885)	(3,333,163)	$(30,055,208)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(3,281,560)	$(29,752,051)	(4,639,023)	$(41,735,420)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for dollar-roll transactions and discount accretion/premium amortization on debt securities.

For the year ended February 29, 2012, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$1,375,429	$(1,375,429)

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended February 29, 2012 and February 28, 2011, was as follows:

	2012	2011
Ordinary income	$11,870,569	$13,263,389

As of February 29, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$90,262
Net unrealized appreciation	$19,433,454
Capital loss carryforwards and deferrals	$(16,270,209)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization on debt securities and income recognition on dollar-roll transactions.

Annual Shareholder Report

At February 29, 2012, the cost of investments for federal tax purposes was $420,043,232. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from futures contracts was $19,433,454. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $22,805,825 and net unrealized depreciation from investments for those securities having an excess of cost over value of $3,372,371.

At February 29, 2012, the Fund had a capital loss carryforward of $15,223,531 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.

The following schedule summarizes the Fund's short-term and long-term capital loss carryforwards and expiration year:

Expiration Year	Short-Term	Long-Term	Total
2015	$7,765,832	NA	$7,765,832
2016	$1,538,958	NA	$1,538,958
2018	$5,918,741	NA	$5,918,741

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of February 29, 2012, for federal income tax purposes, post October losses of $1,006,422 were deferred to March 1, 2012.

As of February 29, 2012, for federal income tax purposes, the Fund had $40,256 in straddle loss deferrals.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.60% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended February 29, 2012, the Adviser voluntarily waived $493,751 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Annual Shareholder Report

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS waived $8,095 of its fee. For the year ended February 29, 2012, the net fee paid to FAS was 0.076% of average daily net assets of the Fund.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended February 29, 2012, distribution services fees for the Fund were as follows:

Distribution Services Fees Incurred
Class B Shares	$88,690
Class C Shares	130,817
TOTAL	$219,507

When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended February 29, 2012, FSC retained $21,761 of fees paid by the Fund. For the year ended February 29, 2012, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Directors.

Annual Shareholder Report

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended February 29, 2012, FSC retained $23,216 in sales charges from the sale of Class A Shares. FSC also retained $188 of CDSC relating to redemptions of Class A Shares, $9,496 relating to redemptions of Class B Shares, $1,251 relating to redemptions of Class C Shares and $27,185 relating to redemptions of Class F Shares.

Shareholder Services Fee

The Fund may pay fees (“Service Fees”) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for Service Fees. For the year ended February 29, 2012, Service Fees for the Fund were as follows:

	Service Fees Incurred	Service Fees Reimbursed
Class A Shares	$211,592	$(8,400)
Class B Shares	29,564	—
Class C Shares	43,546	—
Class F Shares	723,298	(12,427)
TOTAL	$1,008,000	$(20,827)

For the year ended February 29, 2012, the FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares (after the voluntary waivers and reimbursements) will not exceed 0.99%, 1.75%, 1.75% and 0.99% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) May 1, 2013; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.

General

Certain Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

Annual Shareholder Report

6. Investment TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended February 29, 2012, were as follows:

Purchases	$75,440,376
Sales	$28,414,130

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of February 29, 2012, there were no outstanding loans. During the year ended February 29, 2012, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of February 29, 2012, there were no outstanding loans. During the year ended February 29, 2012, the program was not utilized.

9. recent accounting pronouncements

In April 2011, the Financial Accounting Standards Board (FASB) released Accounting Standards Update (ASU) No. 2011-03, “Reconsideration of Effective Control for Repurchase Agreements.” This ASU amends FASB Accounting Standards Codification (ASC) Topic 860, “Transfers and Servicing”; specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. This ASU is effective for fiscal years and interim periods beginning after December 15, 2011. Management has concluded that the adoption of ASU No. 2011-03 is not expected to have a material impact on the Fund's financial statements and the accompanying notes, net assets or results of operations.

In addition, in May 2011, FASB released ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” This ASU amends FASB ASC Topic 820, “Fair Value Measurement,” to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. This ASU is effective for fiscal years and interim periods beginning after December 15, 2011. Management has concluded that the adoption of ASU No. 2011-04 is not expected to have a material impact on the Fund's financial statements and the accompanying notes.

Annual Shareholder Report

Report of Independent Registered Public Accounting Firm

TO THE SHAREHOLDERS and board of directors OF Federated Government income securities, inc.:

We have audited the accompanying statement of assets and liabilities of Federated Government Income Securities, Inc. (the “Fund”), including the portfolio of investments, as of February 29, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 29, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Government Income Securities, Inc. at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
April 23, 2012

Annual Shareholder Report

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2011 to February 29, 2012.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 9/1/2011	Ending Account Value 2/29/2012	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,018.80	$4.97
Class B Shares	$1,000	$1,013.90	$8.76
Class C Shares	$1,000	$1,013.90	$8.76
Class F Shares	$1,000	$1,017.80	$4.97
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.94	$4.97
Class B Shares	$1,000	$1,016.16	$8.77
Class C Shares	$1,000	$1,016.16	$8.77
Class F Shares	$1,000	$1,019.94	$4.97
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	0.99%
Class B Shares	1.75%
Class C Shares	1.75%
Class F Shares	0.99%
Annual Shareholder Report

Board of Directors and Corporation Officers

The Board of Directors is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2011, the Corporation comprised three portfolio(s), and the Federated Fund Family consisted of 43 investment companies (comprising 134 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.

Interested DIRECTORS Background

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Director Began serving: September 1981	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.

Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Family; Director or Trustee of some of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
Annual Shareholder Report

INDEPENDENT DIRECTORS Background

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Nicholas P. Constantakis, CPA Birth Date: September 3, 1939 Director Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Family.

Other Directorship Held: Director, Chairman of the Audit Committee, and member of the Compensation Committee, Michael Baker Corporation (architecture, engineering and construction services).

Previous Position: Partner, Andersen Worldwide SC.

Qualifications: Public accounting and director experience.
John F. Cunningham Birth Date: March 5, 1943 Director Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Family.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Director Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.

Other Directorships Held: Director, Auberle; Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director, Ireland Institute of Pittsburgh; Chair and Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County.

Previous Position: Pennsylvania Superior Court Judge.

Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Director Began serving: August 1991	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Qualifications: Business management, mutual fund services and director experience.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).

Qualifications: Banking, business management, education and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Director Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chairman of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Board of Directors, Medicines for Humanity; Board of Directors, The Golisano Children's Museum of Naples, Florida.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).

Qualifications: Business management, mutual fund, director and investment experience.
John S. Walsh Birth Date: November 28, 1957 Director Began serving: January 1999	Principal Occupations: Director or Trustee, Chairman of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

Qualifications: Business management and director experience.
Annual Shareholder Report

OFFICERS

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: June 1995	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Todd A. Abraham Birth Date: February 10, 1966 VICE PRESIDENT Began serving: August 2005	Principal Occupations: Todd A. Abraham has been the Fund's Portfolio Manager since February 2003. He is Vice President of the Fund. Mr. Abraham has been a Portfolio Manager since 1995, a Vice President of the Fund's Adviser since 1997 and a Senior Vice President of the Fund's Adviser beginning 2007. Mr. Abraham joined Federated in 1993 as an Investment Analyst and served as Assistant Vice President of the Fund's Adviser from 1995 to 1997. Mr. Abraham served as a Portfolio Analyst at Ryland Mortgage Co. from 1992-1993. Mr. Abraham has received the Chartered Financial Analyst designation and holds an M.B.A. in Finance from Loyola College.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract – May 2011

federated government income securities, inc. (the “Fund”)

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2011. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services (if any) received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

Annual Shareholder Report

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional information in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be relevant, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar Annual Shareholder Report mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are relevant in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the Evaluation. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees Annual Shareholder Report and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution or elimination of these voluntary waivers.

Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation information unreliable. The allocation information was considered in the analysis by the Board but was determined to be of limited use.

The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the Evaluation, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer noted that, considering the totality of the circumstances, and all of the factors referenced within his Evaluation, he had concluded that, subject to comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds are Annual Shareholder Report reasonable and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the home page, select “All” under “Asset Classes.” Select a fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Documents” tab. At the bottom of that page, select “Proxy Voting Record Report (Form N-PX).” Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's website at FederatedInvestors.com. From the home page, select “All” under “Asset Classes.” Select a fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Documents” tab. At the bottom of that page, select “Form N-Q.”

Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Government Income Securities, Inc.
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

CUSIP 313912206
CUSIP 313912305
CUSIP 313912404
CUSIP 313912107

G001109-01 (4/12)

Federated is a registered trademark of Federated Investors, Inc.
2012  © Federated Investors, Inc.

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Nicholas P. Constantakis, Charles F. Mansfield, Jr., Thomas M. O'Neill and John S. Walsh.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2012 - $24,450

Fiscal year ended 2011 - $23,500

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2012 - $0

Fiscal year ended 2011 - $24

Travel to Audit Committee Meeting.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2012 - $0

Fiscal year ended 2011 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2012 - $0

Fiscal year ended 2011 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1) The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2) Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3) Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2012 – 0%

Fiscal year ended 2011 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2012 – 0%

Fiscal year ended 2011 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2012 – 0%

Fiscal year ended 2011 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f) NA

(g) Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2012 - $382,866

Fiscal year ended 2011 - $309,089

(h) The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11. Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics- Not Applicable to this Annual Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Government Income Securities, Inc.

By /S/ Richard A. Novak

Richard A. Novak, Principal Financial Officer

Date April 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date April 23, 2012

By /S/ Richard A. Novak

Richard A. Novak, Principal Financial Officer

Date April 23, 2012